2007 Analyst Meeting Exhibit 99.1

Mike Ullman Chairman and Chief Executive Officer 2007 – 2011 Long Range Plan Accelerated Growth . . . Industry Leadership . . .

2005 – 2009 Long Range Plan
• Vision:
•
To be the preferred shopping choice for
Middle America
• Constituencies:
•
Customers, Associates, Investors
• Strategies:
•
Make an emotional connection with customers
•
Be an easy and exciting place to shop
•
Be a great place to work
•
Be in the top quartile of financial performance

Strong Leadership team Focused on consistent execution Aggressively competing to win the customer, take market share So where are we on the 5 year plan?

• In 2006 . . . Exceeded 2007 sales plan at
$19.9 billion
• In 2006 . . . Exceeded 2008 income plan at
$1.9 billion
• In 2006 . . . Exceeded 2009 profitability
plan at 9.7%
2006 was a very busy and successful year!

Customer Value Proposition . . . Style and Quality at Smart Prices

Major Competitive Advantage . . . 3 Unique “Pairings” • 600+ mall stores . . . 400+ off-mall stores • 45% private brands . . . national brands • 1,000+ stores . . . website, catalogs

Building on strength and progress last two years . . . • Set higher expectations for ourselves • Team has developed a new 5 year plan

2007 – 2011 Long Range Plan Accelerated Growth Vision: To be the preferred shopping choice for Middle America

Constituencies: Customers: deeper, more enduring Associates: invest in careers Shareholders: industry leading performance 2007 – 2011 Long Range Plan Accelerated Growth

1. “Know our customer”
2. “Communicate with our customer”
3. “Serve our customer”
2007 – 2011 Long Range Plan
Accelerated Growth
Strategies:
Develop an emotional connection with our
customers that is strong and enduring

4. Lead in delivering style, quality at a smart price
5. Improve merchandise relevancy
2007 – 2011 Long Range Plan
Accelerated Growth
Strategies:
Inspire our customers with our
merchandise and services

6. Build a “WINNING TOGETHER” culture
7. Retain, attract and develop the best people in
retail, reflecting the diversity of our customers
2007 – 2011 Long Range Plan
Accelerated Growth
Strategies:
Become the preferred choice for a
retail career

8. Optimize growth in our core business
9. Execute new growth opportunities that leverage
our core strengths
2007 – 2011 Long Range Plan
Accelerated Growth
Strategies:
Establish JCP as the growth leader in the
retail industry

• Accelerated growth • Excellence in execution • Industry leadership 2007 – 2011 Long Range Plan

Retailing is a “contact sport”
. . . it’s about WINNING . . . Being the
preferred choice
Retailing is a “team sport”
. . . it’s’ about working TOGETHER as a team
2007 – 2011 Long Range Plan
Accelerated Growth

2007 Analyst Meeting Agenda
Tuesday Afternoon:
“Every Day Matters”
Mike Boylson
Merchandising Growth
Ken Hicks, Peter McGrath,
Ambrielle – Brand
Laurie Van Brunt
Development Process
jcp.com Growth
Bernie Feiwus, Steve
Lawrence, Tom Nealon
Store Initiatives
Mike Taxter
Questions & Answers
Store Tour/Reception

2007 Analyst Meeting Agenda
Wednesday Morning:
Store Growth, Store Environment
Michael Dastugue
Improved Inventory Flow
Peter McGrath,
Clarence Kelley
Winning Together
Mike Theilmann
Financial Growth
Bob Cavanaugh
Questions & Answers

2007 Analyst Meeting

2006:  Major Accomplishments
• Sales up 6%
• jcp.com increase to almost $1.3B
• Operating Income up 100 bp to 9.7%
• “Every Day Matters”
• “Sephora inside JCPenney”
• American Living launch – biggest ever
• Private Brands – a.n.a, Ambrielle, East 5th
• Exclusive – liz & co., Concepts by Claiborne
• Opened 28 new stores; 20 on October 6th

• Associate Engagement up 7 pts to 73%
• $750 million share repurchase
• 44% dividend increase
• Achieved investment grade rating
• EPS increased to $4.88; up 122% in 2 years
• $5.8 billion increase in market cap in 2006
• Moved up to Fortune 3
rd
“Most Admired”
• 70% of 5-year execution points complete in
first 2 years
2006:  Major Accomplishments

2007 Analyst Meeting

Mike Boylson Executive Vice President Chief Marketing Officer Develop An Emotional Connection with Our Customers

I. Develop an emotional connection
with our customers that is strong and
enduring
II. Inspire our customers with our
merchandise and services
III. Become the preferred choice for a
retail career
IV. Establish JCPenney as the growth
leader in the retail industry
2007 – 2011 Long Range Plan

1. Know Our Customer 2. Communicate With Our Customer 3. Serve Our Customer Develop An Emotional Connection With Our Customers

A. Understand style preferences, needs, wants, aspirations Know Our Customer

Know Our Customer A. Understand style preferences, needs, wants, aspirations B. Continuous Customer Feedback (scorecards, surveys, purchase history)

A. Understand style preferences, needs, wants, aspirations B. Continuous Customer Feedback (scorecards, surveys, purchase history) C. New Customer Acquisition Know Our Customer

A. Understand style preferences, needs,
wants, aspirations
B. Continuous Customer Feedback
(scorecards, surveys, purchase history)
C. New Customer Acquisition
D.
Existing Customers –
frequency,
conversion, cross-shopping, share of
wallet, profitability
Know Our Customer

A. Understand style preferences, needs,
wants, aspirations
B. Continuous Customer Feedback
(scorecards, surveys, purchase history)
C. New Customer Acquisition
D.
Existing Customers –
frequency,
conversion, cross-shopping, share of
wallet, profitability
E. Corporate Social Responsibility Agenda
Know Our Customer

Communicate with Our Customer A. Establish / Execute Brand Position

A. Establish / Execute Brand Position B. Messaging = Leadership, Differentiation, Inspiration Communicate with Our Customer

A. Establish / Execute Brand Position B. Messaging = Leadership, Differentiation, Inspiration C. Maintain Promotional Intensity Communicate with Our Customer

Marketing Takeaways 1. Customer Intelligence • Strategic Advantage

Marketing Takeaways 1. Customer Intelligence • Strategic Advantage 2. Every Day Matters • Unique Brand Position

1. Customer Intelligence • Strategic Advantage 2. Every Day Matters • Unique Brand Position 3. Elevating Our Message Marketing Takeaways

Our Vision • Preferred Shopping Choice – Sales and Market Share – Customer Feedback – Customer Scorecards • Target Customer – Age 35-54 – Income: $40K - $100K

Customer Tracking Tools • Store Scorecard • Internet Scorecard • Customer Satisfaction Survey • Customer File Management • Brand Research

Store Scorecard Image Apparel and Home Merchandise Price Sales/Promotion Store Environment Customer Service

Internet Scorecard Measures general Internet shoppers Compares to on-line competition Reported quarterly

Customer Satisfaction Survey Measures JCPenney store Customers’ satisfaction with last visit 1.6 million completed surveys since July 2006 Granular data reported down to the store/department level

Brand Research • Brand imagery • Brand personality • Involvement • Commitment • Loyalty

JCPenney Household Capture • 111 million U.S. Households • 44 million Known Customers • 20 million Estimated Unknown Customers

Customer File • 44 million Known Customers • $12 billion / $195 billion • 6.1% Wallet Share • Growth Opportunity

Customer ROIC -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 $120 1 7 6 5 4 3 2 8 9 10 DECILE

Shopping Trips - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 1 7 6 5 4 3 2 8 9 10 DECILE

Compare Decile 1 to 10
Decile 1
•
Shop earlier in season
•
Style is equally important to price
•
JCPenney their number one choice
Decile 10
•
Shop only on sale at deep discounts
•
Price is most important
•
JCPenney is one of many favorites

0
1
2
3
4
5
6
7
8
9
10
Decile 1 Decile 2 Decile 3 Decile 4 Decile 5 Decile 6 Decile 7 Decile 8 Decile 9 Decile 10
Frequency Shopped
Loyalty
Brand Advocate
Frequency
Share of Wallet
Manage
Expenses
Customer Value Analysis

Customer Value Analysis • Historically – response model • Today – modeling for profit • Test Results Positive – Higher Sales – Better Margins

Brand Position Challenge jcp.com

Saatchi and Saatchi • Senior Leadership Team • Creative Differentiation • Consumer Research Approach • New Brand Position

Lovemarks Brands Commodities Fads

Our Objective ENGAGE CUSTOMERS

LOVE ACTION CONNECT

FAD FAD BRAND BRAND Known Known for something I care about A brand I identify with Unknown Known for something Known for something good or different LOVEMARK LOVEMARK COMMODITY COMMODITY

Women Love To Shop

They Shop Because It Inspires Them

Inspire Them To Do It At

An Experience That . . . Offers Encouragement Provides Ideas Stimulates Them Active

Value Proposition JCPenney inspires our customers every day through all the little things that matter to them

Taking Us From Functional Emotional Transactional Inspirational Department Preferred Store Shopping Experience

Online Experience Store Experience Merchandise Social Responsibility Associates Marketing Message

Marketing Takeaways 1. Customer Intelligence • Strategic Advantage 2. Brand Positioning • “Every Day Matters” 3. Elevating Our Message

2007 Analyst Meeting

2007 Analyst Meeting

Ken Hicks President & Chief Merchandising Officer Merchandise Inspiration

Making An Emotional Connection . . . Through Inspiring Merchandise Life and Style Pricing Strategy Brand Positioning

Lifestyles That Resonate Conservative Traditional Modern Trendy

2005

2007

Our Value Proposition . . . Style and Quality at Smart Prices

Pricing Strategy Good = Most Promotional Better = Core Best = Aspirational

Pricing Strategy Arizona Private Brand Pricing Strategy: Most Promotional

Levi’s National Brand Pricing Strategy: Core Pricing Strategy

Pricing Strategy C7P…A Chip & Pepper Production Exclusive Brand Pricing Strategy: Aspirational

Destination Brands Power Brands Concepts Brand Positioning

Destination Brands Lifestyle brands that solidify JCPenney as the preferred shopping destination JCPenney National Exclusive

National Destination Brands

Exclusive Destination Brands

Exclusive Destination Brands

Power Brands Nationally recognized lifestyle brands that generate strong customer loyalty

New merchandise concepts that go beyond lifestyle . . . Sephora inside JCPenney American Living Concepts

The Best of Sephora

American Living

American Living Largest launch in our Company’s history Aspirational price points Impactful marketing statement

2007 Analyst Meeting

2007 Analyst Meeting

Peter McGrath Executive Vice President Product Development and Sourcing Brand Development Process

Private label • Fills a Need • Unfocused • Lackluster • Multi-LifeStyle Power Brand VS.

Characteristics of a Power Brand • Customer-Centric

Characteristics of a Power Brand • Customer-Centric • Single Point of View

Characteristics of a Power Brand • Customer-Centric • Single Point of View • Authoritative

Laurie Van Brunt Vice President Brand Management Brand Development Process

Intimate Apparel Market Share FY 2005
$14.7 Billion
4.5% 2-year CAGR
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
Victoria's
Secret
Wal-Mart Target Macy's JCPenney Kohl's Lane Bryant
(Cacique)
16.8%
share
15.2%
share
6.1%
share
7.3%
share
5.5%
share
6.6%
share
1.4%
share

Soma
Price
(Low)
Fashion
Fashion
(High) (Low)
Wal-Mart
Luxury Department
Stores
National Brands
European Brands
Victoria’s Secret
Cacique
Gap Body
Benchmarking: Competitors Brand Matrix
Price
(High)
White Space for
JCPenney
Modern Brand A
Delicates & National Brands
JCPenney, Kohl’s, Macy’s, Sears, Mervyns

WHY ? Customers were not connecting to Delicates • Only 1% of women knew the Delicates Brand • 65% of JCPenney women shoppers didn’t buy JCP lingerie the CHANGE

How is sensual different from sexy?
Sexy
Sensual
Overt
Raw
Singular
Exterior
Contrived
Active
Bold
Not Every Day
Subtle
Intimate
All Senses
Interior
Alluring
Calm
Confident
Every Day
© 2005 Interbrand
Consumer Research

Consumer Research:
Intimates Department Store
Shopping Experience
• Confusing and frustrating
• Bras are highest brand loyalty category &
a pain to shop for
“When I go shopping for bras and
underwear, I don’t want it to be a chore.”

Conservative Traditional Modern Trendy Underscore & National Brands Adonna & National Brands Bisou Bisou & National Brands Intimate LifeStyle Alignment

(ahm-bree-el) A sensual indulgence for every body

Ambrielle: Brand Positioning • Modern sensual fashion

Ambrielle: Brand Positioning • Modern sensual fashion • Smart pricing

Intimates Pricing Comparison
(Full Coverage Example)
JCPenney
Ambrielle
Ticket $28.00
Sale  $19.99
Specialty
Store
Ticket $45.00
Sale  N/A
Discount
Store
Ticket $14.99
Sale  N/A
National
Brand
Ticket $32.00
Sale  $22.40

Smooth Revolution Smooth Support. Modern Comfort. Innovative. Mystique Body Enhancing. Luxurious Comfort. Indulgent. Essentials Natural Support. Comfortable Fit. Understated.

Ambrielle: Brand Positioning • Modern sensual fashion • Smart pricing • Consistent, exciting marketing

Ambrielle Launch Event New York

February Preprint: Cover

Ambrielle: Brand Positioning • Modern sensual fashion • Smart pricing • Consistent, exciting marketing • Multi-channel destination

Store Environment - Ambrielle

Spring and Summer Catalog

jcp.com: Welcome Page

Web Media Campaign

Web Media Campaign

Web Media Campaign

Web Media Campaign

Web Media Campaign

Web Media Campaign

HR
Communication
Training
Brand
Management
Sourcing
Product
Development
Marketing
Certified Fit
Specialists
jcp.com
Catalog
Merchandising
Store
Environment
Aesthetic
Technical Design
Consumer
Research
Planning &
Allocation

Design

Technical Design

Sourcing

Brand Management Merchandising Design Sourcing PRODUCT DEVELOPMENT

Building a Power Brand • Leverage deep resources • Integration across channels • Earn a higher AUR • Maximize cross-shopping • Expand our customer base • Change perception of JCPenney

2007 Analyst Meeting

2007 Analyst Meeting

Bernie Feiwus SVP & Chief Operating Officer JCP Direct jcp.com: Leveraging technology to accelerate growth

jcp.com Profitable Growth Strategy 1999 2000 2001 2002 2003 2004 2005 2006 $112 $315 $1 B $1.3 B Revenue in Millions

Top Apparel &
Home E-retailers
$205
*
$350
*
$805
*
$900
*
$960
*
$1,292
2006
Revenues
$45
*
$90
*
$225
*
$150
*
$260
*
$254
$ Change
vs. 2005
Kohls.com
Macys.com
Target.com
Sears.com
Walmart.com
jcp.com
Site
*internal estimate

jcp.com Site Metrics 22 million 13 million Page views 360,000 140,000 Searches 920,000 520,000 Unique visitors Holiday Off peak Per day Source: Coremetrics

Source: Keynote 76.1% Retail Index average: 99.7% jcp.com average: 2006 Site Availability

2006 Conversion Rates 2.8 % Macys.com 9.9 % jcp.com 2006 Average (Feb ’06 – Jan ’07) Conversion Rate 3.1 % Kohls.com 2.7 % Target.com 3.2 % Sears.com 3.9 % Walmart.com Source: internal estimate

jcp.com Vision
jcp.com will be the
gateway
for new and existing customers  to
experience the possibilities “inside”
JCPenney, by offering
compelling merchandise
and
relevant solutions
for their lifestyle needs & aspirations

5 Key Priorities
•
Ensure continued growth of e-commerce
•
Connect stores and store associates
with jcp.com
•
Compete with the best specialists in targeted
customer segments and product categories
•
Improve coordination, relevance, and clarity
of communication with customers across and
between channels
•
Keep our use and development of technology
in pace with customer use and adaptation

Steve Lawrence Senior Vice President & GMM Children’s Apparel jcp.com: Leveraging technology to accelerate growth

Newborn / Infants / Toddler Business 90% Apparel 10% Non-Apparel Stores Direct 87% Non-Apparel 13% Apparel

New concept: Bring online and catalog assortments to in-store customers

Find more at jcp.com

School Uniforms

School Uniforms 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 2004 2006 6.6% 9.3% • $1.1B US market • 12.5% year over year growth • 23.5% of school districts have uniforms JCPenney market share July/August

Steve Lawrence Senior Vice President & GMM Children’s Apparel jcp.com: Leveraging technology to accelerate growth

Tom Nealon Executive Vice President Chief Information Officer jcp.com: Leveraging technology to accelerate growth

Building Long-Term Capability • Continued innovation on jcp.com • Richer functionality • Expand the opportunities for interaction

Building Long-Term Capability • Continued innovation on jcp.com • Focus on the game-changing business processes • Assortment Planning • Ordering and Flow

Building Long-Term Capability • Continued innovation on jcp.com • Focus on the game-changing business processes • Building a durable asset • Business model flexibility is a fundamental requirement

Customer Experience Team Assortment Team Merchandise Flow Team Our Associates Team

Merchandising Design & Source Product Flow of Goods Customer Environment & Experience Strengthen the Customer Relationship Conceptual Plan Consolidator Assortment Team

Merchandising Design & Source Product Flow of Goods Customer Environment & Experience Strengthen the Customer Relationship Consolidator Store Receipt Merch Flow Team Assortment Team

Merchandising Design & Source Product Flow of Goods Customer Environment & Experience Strengthen the Customer Relationship Store Receipt CRM Merch Flow Team Assortment Team Customer Experience Team

Merch Flow Team Assortment Team Customer Experience Team Merchandising Design & Source Product Flow of Goods Customer Environment & Experience Strengthen the Customer Relationship

•
Clarence Kelley
•
John Irvin
•
Peter McGrath
•
Tom Nealon
•
Liz Sweney
•
Jeff Allison
•
Debra Glassburn
•
Jim LaBounty
•
Tom Nealon
•
Mike Boylson
•
Michael Dastugue
•
Bernie Feiwus
•
Tom Nealon
•
Mike Taxter
Ownership & Alignment
Across the Executive Team
Merchandising
Design &
Source
Product
Flow of
Goods
Customer
Environment &
Experience
Strengthen the
Customer
Relationship
Merch Flow
Team
Customer
Experience Team
Assortment
Team

BILT Teams B usiness I nfrastructure L eadership Teams

• Technology • Process • Organization • Discipline • Leading Change BILT Teams B usiness I nfrastructure L eadership Teams

Bernie Feiwus SVP & Chief Operating Officer JCP Direct jcp.com: Leveraging technology to accelerate growth

Sephora, American Living Arizona, Ambrielle jcp.com “hub” “Owned & Operated” “Strategic Alliances” Stores ECommerce Direct Mail Catalogs E-mail jcp.com – the Gateway

2007 Analyst Meeting

2007 Analyst Meeting

Mike Taxter Executive Vice President Director of Stores Develop An Emotional Connection With Our Customers

Customer Focus Associate Engagement

Customer Focus

Customer Satisfaction Survey Survey Invitation Survey Coupon

Five Point Satisfaction Scale • Highly Satisfied • Satisfied • Neither Satisfied nor Dissatisfied • Dissatisfied • Highly Dissatisfied

Fully Staff and Train in Key Departments

Additional Service Level Questions

Survey Topics • Store execution • Associate interactions • Merchandise • Customer loyalty

Store Trend Report • Specific targeted areas • Address concerns • Recognize outstanding performance

1.6 Million Customers

} 94% Highly Satisfied Satisfied Neither Satisfied nor Dissatisfied Dissatisfied Highly Dissatisfied Customer Satisfaction Survey

Highly Satisfied • 1.5 times likely to return • Twice as likely to recommend Satisfied Neither Satisfied nor Dissatisfied Dissatisfied Highly Dissatisfied

Growth Opportunities Highly Satisfied Satisfied Neither Satisfied nor Dissatisfied Dissatisfied Highly Dissatisfied

Growth Opportunities Highly Satisfied Satisfied Dissatisfied Neither Satisfied nor Dissatisfied Highly Dissatisfied

300 basis point improvement in customer satisfaction

Correlation Between Sales Growth and Customer Satisfaction

Top Performing Stores • Satisfaction score is 500 basis points higher than company average

Top Performing Stores • Satisfaction score is 500 basis points higher than company average • Sales results are 170 basis points higher than company average

Associate Engagement

WINNING TOGETHER Survey

WINNING TOGETHER Store Engagement Scores 2005 2006 67 73

JCPenney ranks in the 80th percentile of Fortune 500 companies in Associate Engagement

Stores that Score the Highest in Associate Engagement Have Twice the Average Sales Gain

Centrally Driven • Sales curves • Marketing events • Calendar shifts • Extended store hours

Store Specific • Individual store budgets

Store Specific • Individual store budgets • Customer shopping patterns

Store Specific • Individual store budgets • Customer shopping patterns • Sales opportunities

Ability to Build Individual Store Staffing Plans

Weekly Forecasting
$136,501
$136,501
$126,639
$125,962
8.4%
Total
$21,187
$21,187
$20,973
$20,683
2.4%
Sun 9/4
$12,145
$12,145
$12,659
$12,004
1.2%
Mon 9/5
$13,400
$13,400
$12,942
$13,214
1.4%
Tue 9/6
$15,065
$15,065
$15,702
$14,727
2.3%
Wed 9/7

Store Specific Adjustments • Knowledge of their market • 8 week trend • Customer shopping patterns

Workforce Management Provides Optimized Schedules

Weekly Schedule Score
Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04

Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04
Weekly Schedule Score

Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04
Weekly Schedule Score

Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04
Weekly Schedule Score

Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04
Weekly Schedule Score

Weekly Schedule Score
Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04

Schedule Cost Original Score Schedule Score
Budget:   50,814 Budget:    0.95 Budget:     1.00
Original:  48,681 Service:    0.88 Service:     0.96
Current:  50,681 Efficiency: 1.12 Efficiency: 1.04
Weekly Schedule Score

Benefits of Workforce Management • Optimal coverage • Shopping experience • Maximize sales and profits

Quick and Easy Check Out

Store Managers Utilize the Tool to Optimize Staffing

Input associate availability

Input associate availability Balance work and family life

Input associate availability Balance work and family life Schedules two weeks out

Drive Profitable Sales Growth

Leadership

Alliance Town Center • Off-mall format • 104,000 gross square feet • 87,000 net sell square feet

Trade Area • Population growth 4.5% • Median household income $71,600 • New homes and families with children

Store Tour • Sephora • Liz & Co. and a.n.a • Concepts by Claiborne • Cooks • Ambrielle • The Kid’s Store • Special Sizes • Fine Jewelry

2007 Analyst Meeting

10 Great Reasons to shop at

JCPenney®

JCP Exclusive Concepts

Global Brand Concepts by Polo Ralph Lauren

JCP Power Brands

Building a Power Brand at JCPenney®

AmbrielleTM Brand Development Process

Listen	Conceive	Design	Source	Market	Sell

Assess Opportunity	Brand Definition	Concept/Design	Production	Messaging	Brand Experience

• consumer research	• lifestyle alignment	• collection	• placement	• imaging	• store environment

• competitive review	• assortment plan	• silhouette	• quality assurance	• print/media	• associate training

• “white space”	• pricing/promotion	• fabrication	• shipping	• promotion	• jcp.com execution

• flow strategy


JCPenney
S M T F S
1 2 3 6 7
8 9 10 13 14
15 17 18 19 20 21
22 23 24 25 26 27 28
29 30

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1	2	3	4	5	6	
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29	30					

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22 	23	24	25	26	27	28
29	30					

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JCPenney


JCPenney
Every Day Matters™
jcp.com

S	M	T	W	TH	F	S
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
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ROIC $
ILLUSTRATIVE

JCPenney



# of Trips (or Orders)
ILLUSTRATIVE

JCPenney

JCPenney



JCPenney

JCPenney

JCPenney

JCPenney


Low Love
High Respect
High Love
High Respect
LOVE
RESPECT
Low Love
Low Respect
High Love
Low Respect



JCPenney





JCPenney











JCPenney

JCPenney





JCPenney

JCPenney®

Every Day Matters™

jcp.com

JCPenney



JCPenney


TODAY'S
THE DAY
TO
CLIMB


TODAY'S
THE DAY
TO PLAY
HOUSE

JCPenney


"ROSEBUD."
"I COULDA BEEN A CONTENDER. I COULDA BEEN SOMEBODY."
"FRODO!"
"ALL RIGHT, MR. DEMILLE, I'M READY FOR MY CLOSE-UP."
"I'LL GET YOU MY PRETTY, AND YOUR LITTLE DOG TOO."
"GOOD EVENING, CLARICE."
"THE HORROR, THE HORROR."
"WHAT WE'VE GOT HERE IS FAILURE TO COMMUNICATE."
"HERE'S LOOKING AT YOU, KID."
"FRANKLY MY DEAR, I DON'T GIVE A DAMN."
"OFF THE RECORD, ON THE QT, AND VERY HUSH-HUSH."
"HIT ME CHIEF. I GOT THE MOVES!"
"ATTICA! ATTICA!"
"THE FORCE IS STRONG WITH THIS ONE."
"I'M LEAVING."
"STELLA!"
"GREED IS GOOD."
"YOU HAD ME AT HELLO."
"GIVE 'EM THE OLD RAZZLE DAZZLE."
"ONE'S TOO MANY"
"They call me MISTER Tibbs!"
"E.T. PHONE HOME."
"HE CAN'T REFUSE."
"THEY MARCH."
"SHOW ME THE MONEY!"
"COME IN. COME IN! WE WON'T BITE YOU."
"YOU LITTLE FOOL."
"ALL WORK AND NO PLAY MAKES JACK A DULL BOY."
"NOT ON YOUR SALARY!"
"WELL, WHAT AM I?"
the oscars
february 25 2007
5pt/8et
abc
oscar.com

JCPenney®

Every Day Matters™

jcp.com


STRETCH LACE CHEMISE
Sizes S-XXL.
Chemise. Sale $9.99.
Orig. $30.


MYSTIQUE CONVERTIBLE
PLUNGE PUSH-UP
Wear it 3 ways! Comes with
clear & matching straps.
Bra. $9.99 ea. any 2
or more. Reg. $28 ea.
Mystique panties.
3 for $25. $10 ea.


MYSTIQUE STRETCH LACE SEPARATES
Cami. $20. Sizes S-XXL.
Panties. 3 for $25. $10 ea. Sizes S(5)-XXL(9).
luxelace


24.99
IZOD®
Solid polo shirt.
Orig. $36.


34.99
IZOD®
Golf polo shirt.
Orig. $50.


27.99
IZOD®
Saltwater
woven shirt.
Orig. $40.


30% OFF IZOD®
SPORTSWEAR
IZOD
29.99
IZOD®
Stripe polo shirt.
Orig. $44.


$14
10.50
12.60


13.50
11.25
13.50


12.60
$24
12.60


12.60 ea.


11.20
10.50
10.50


TODAY'S THE DAY
TO BE TRUE BLUE
ENTIRE STOCK MIXIT® DRESSES ON SALE
59.99


NO PAYMENTS, NO INTEREST UNTIL JULY 2007!
3105 76
AFTER 20% OFF
799 99
AFTER 20% OFF
1999 99
AFTER 20% OFF
639 99 each
AFTER 20% OFF
1999 99 each
AFTER 20% OFF
6 days only!
extra 20% off jewelry
1190 56
AFTER 20% OFF
20-30% off romantic diamond rings
557 76 each
AFTER 20% OFF
557 60 each
AFTER 20% OFF
239 99 each
AFTER 20% OFF
$396 each
AFTER 20% OFF
$556 each
AFTER 20% OFF
2799 99 each
AFTER 20% OFF
938 40 each
AFTER 20% OFF
479 99 each
AFTER 20% OFF
$716 each
AFTER 20% OFF
$1596 each
AFTER 20% OFF
$1868 each
AFTER 20% OFF
799 99 each
AFTER 20% OFF
$796
AFTER 20% OFF
$1996
AFTER 20% OFF
$2796 each
AFTER 20% OFF
* selection
Your relationship is unique, so it's important to find the choice that's absolutely right for you. We have an incredible selection of fine jewelry, in a wide variety of styles and carat weights. With the flexibility of three different credit programs, you'll be sure to find the jewelry and the payment plan to fit you perfectly.
JCPenney Wedding Registry
Now that you've taken that first step to a lifetime together, register for all the things you want... and will need! It's easy and convenient: visit an in-store kiosk, log on to jcp.com/registry or call 1-800-JCP-GIFT.


169.99
new!


189.99
bonus


bonus
49.99


99.99



















40-50% OFF COOKS ELECTRICS

cooks

149.99
29.99
19.99

59.99
29.99
39.99

39.99
39.99
19.99



2/29.90 or 17.99 ea.



2/29.90 or 17.99 ea.

30-40% OFF ARIZONA TOPS, SHORTS, SKIRTS & CAPRIS FOR KIDS

a. 14.99
19.99

b. 9.99
17.99

c. 10.99
16.99

d. 7.99
12.99

e. 9.99
14.99

f. 8.99
12.99


TODAY'S THE DAY TO
SHOW YOUR PLAIDITUDE
Plus
a.
b.
c.
d.
e.
f.
jcp fitsolutions for kids
Regular, Slim, Plus & Husky. You have more ways to find their size at JCPenney! Even more choices available at jcp.com
ARIZONA


women's
sale
JCPenney
jcp.com
a.n.a
exclusive offer
for cardmembers:
monday - saturday
april 2 - 7
extra 30% off
or
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or
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petites'
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JCPenney
jcp.com
a.n.a
a new approach
exclusive offer
for cardmembers:
monday - saturday
april 2 - 7
extra 30% off
or
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or
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JCPenney
jcp.com
BIG&
TALL
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Friday–Wednesday,
March 16–28!
40% OFF
ENTIRE STOCK
BIG & TALL
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J. Ferrar
savings in stores,
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powering their potential



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JAM
CONCERT FOR
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S	M	T	W	TH	F	S
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29	30					



CONSERVATIVE



TRADITIONAL


MODERN


TRENDY

STYLE PREFERENCES

LIFE	Conservative	Traditional	Modern	Trendy
Work Life		WORTHINGTON		
Casual Life		ST. JOHN'S BAY®		
Active Life				
Home Life	JCPenney home collection	ChrisMadden® for JCPenney home collection	JCPenney home collection	

STYLE PREFERENCES

LIFE	Conservative	Traditional	Modern	Trendy
Work Life		east5th	WORTHINGTON	
Casual Life		St. John's Bay	a.n.a A NEW APPROACH	
Active Life				
Home Life	JCPenney home collection	ChrisMadden for JCPenney home collection	studio by JCPenney home collection	

THE ORIGINAL ARIZONA JEAN COMPANY®

JCPenney

Levi's®

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C7P™ EST. '87
C7P/L.A. DENIM DE-CONSTRUCTION
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KitchenAid

easy spirit

IZOD

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JOCKEY

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Levi's

carter's

Lee

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JONES WEAR

CONCEPTS
BY CLAIBORNE

C7P
EST. '87
C7P/L.A. DENIM DE-CONSTRUCTION
A Chip and Pepper Production

SOLITUDE

nicole
by nicole miller

BISOU BISOU
MICHELE BOHBOT

JCPenney

CONCEPTS
BY CLAIBORNE





liz&co.

JCPenney

ST. JOHN'S BAY

ChrisMadden for JCPenney home collection

WORTHINGTON

THE ORIGINAL ARIZONA JEAN COMPANY

Ambrielle

STAFFORD

cooks
JCPenney home collection

a.n.a
A NEW APPROACH

JCPenney

JCPenney



JCPenney Every Day Matters
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We've always offered you great style, now we've partnered with Sephora to connect you to the world's top beauty site. Just click to shop their incredible selection of makeup, skincare, fragrance, and more, for women and men. Click "return to jcp.com" in the upper right corner of any Sephora.com page to resume shopping JCPenney.
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WORTHINGTON


JCPenney
Every Day Matters™
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JCPenney
Every Day Matters™
jcp.com

S	M	T	W	TH	F	
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

Building a Power Brand at JCPenney.

Ambrielle™ Brand Development Process


Listen
Conceive
Design
Source
Market
Sell

Assess Opportunity
- consumer research
- competitve review
- "white space"

Brand Definition
- lifestyle alignment
- assortment plan
- pricing/promotion

Concept/Design
- collection
- silhouette
- fabrication
- flow strategy

Production
- placement
- quality assurance
- shipping

Messaging
- imaging
- print/media
- promotion

Brand Experience
- store environment
- associate training
- jcp.com execution


Ambrielle™
a sensual indulgence for every body


ST. JOHN'S BAY
a.n.a
A NEW APPROACH
WORTHINGTON
east5th


ST. JOHN'S BAY
STAFFORD
STAFFORD
EXECUTIVE
J. Ferrar


Ambrielle
flirtitude
adonna
Underscore

THE ORIGINAL ARIZONA JEAN COMPANY


DUDE

OKIE-DOKIE



home collection



ChrisMadden for home collection



studio by home collection



cooks by home collection



JCPenney

JCPenney


a.n.a®
A NEW APPROACH

Building a Power Brand at JCPenney.
Ambrielle™ Brand Development Process


Listen
Conceive
Design
Source
Market
Sell

Assess Opportunity
- consumer research
- competitve review
- "white space"

Brand Definition
- lifestyle alignment
- assortment plan
- pricing/promotion

Concept/Design
- collection
- silhouette
- fabrication
- flow strategy

Production
- placement
- quality assurance
- shipping

Messaging
- imaging
- print/media
- promotion

Brand Experience
- store environment
- associate training
- jcp.com execution


Ambrielle™
a sensual
indulgence
for
every body

S	M	T	W	TH	F	
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					


Dollar Market Share %

JCPenney




LIBBY

JCPenney


Conservative


Traditional


Modern


Trendy

Ambrielle

flirtitude


JCPenney
jcp.com
introducing
Ambrielle™ only at JCPenney

JCPenney

JCPenney








Ambrielle™
Smooth Revolution™
Smooth Support. Modern Comfort. Innovative.
■ seamless, tagless
■ premium ultra-soft fabrics
■ our most comfortable underwire
■ expertly designed support for every size
Medium uplift. Color options, shown right.
4 Ambrielle™ Smooth Revolution™
made in the shades
19.99 ea.
any two or more

Ambrielle


Ambrielle


Ambrielle


Ambrielle



Botticelli's *Birth of Venus*; Model wearing Mystique & Smooth Revolution by Ambrielle



Rivera's *Nude with Calla Lilies*; Model wearing Smooth Revolution by Ambrielle



Degas' *Dance Class at the Opera*; Models wearing Mystique


JCPenney
jcp.com
introducing
Ambrielle
a sensual indulgence for every body
19.99
any 2 or more
3 for $24
only at JCPenney


MYSTIQUE BALCONET
introducing Ambrielle™
(ahm-bree-el)
a sensual indulgence for every body
Luxury lingerie for every woman, every curve, every day.
Because true indulgence lives in the details,
each collection features ultra-soft fabrics & is designed
with hidden comfort, superior fit & support.
It's what's underneath that matters –
it's time to indulge your sensual side.
MYSTIQUE LACE-DETAIL CHEMISE
SMOOTH REVOLUTION® DEMI


SMOOTH REVOLUTION® DEMI
Natural fit, lightweight comfort & support.
Seamless hipsters. 3 for $24. $12 ea.
SMOOTH REVOLUTION® WIRELESS
Our most supportive wireless. Natural fit,
lightweight comfort & support.
Seamless briefs. 3 for $24. $12 ea.
SMOOTH REVOLUTION® FULL COVERAGE
Natural fit, lightweight comfort & support.
SMOOTH REVOLUTION® CONVERTIBLE STRAPLESS PUSH-UP
Wear it 5 ways! Comes with clear & matching straps.
Medium uplift, lightweight comfort & support.
Seamless thongs. 3 for $24. $12 ea.
06
07


FITTING
ROOMS


introducing
Ambrielle™
Smooth Revolution™
Smooth Support.
Modern Comfort.
Innovative.
a sensual indulgence
for every body
only at JCPenney
Ambrielle™: a sensual indulgence for every body. Our new, modern lingerie collection features
luxuriously soft, smooth fabrics, innovative comfort features and superior support and fit.
jcp.com



it's all inside: JCPenney
jcp.com
customer service
order tracking
shopping bag
0 items
subtotal: $0.00
store locator
online catalogs
today's store ad
women
lingerie
juniors
SEPHORA
jewelry
shoes
men
kids + baby
bed + bath
window
furniture
home accents
housewares
toys
gifts + registry
search:
GO
shop from our catalogs:
enter item #
GO
introducing
Ambrielle™
only at JCPenney
a sensual indulgence for every body
Luxury lingerie for every woman, every curve, everyday. Each collection features ultra-soft fabrics & is designed with hidden comfort, superior fit & support.
Shop Smooth Revolution™
Smooth Shaping. Modern Comfort. Innovative.
Shop Mystique
Body Enhancing. Luxurious Support. Indulgent.
Shop Essentials
Natural Support. Comfortable Fit. Understated.
Smooth Revolution™
Mystique
Essentials



Beauty is in
the details


Beauty is in the details.
Beauty is in the details.


Beauty is in the details.
Beauty is in the details.
Beauty is in the details.


Beauty is in the details.
Beauty is in the details.
Beauty is in the details.
introducing
Ambrielle
a sensual indulgence for every body


Beauty is in the details.
Beauty is in the details.
Beauty is in the details.
introducing
Ambrielle
a sensual indulgence for every body
introducing
Ambrielle
only at JCPenney


Beauty is in the details.
Beauty is in the details.
Beauty is in the details.
introducing
Ambrielle®
a sensual indulgence for every body
introducing
Ambrielle®
only at JCPenney
Ambrielle®
Explore the collections


Ambrielle

Building a Power Brand at JCPenney

Ambrielle™ Brand Development Process

Listen → Conceive → Design → Source → Market → Sell

Listen
Assess Opportunity
- consumer research
- competitve review
- "white space"

Conceive
Brand Definition
- lifestyle alignment
- assortment plan
- pricing/promotion

Design
Concept/Design
- collection
- silhouette
- fabrication
- flow strategy

Source
Production
- placement
- quality assurance
- shipping

Market
Messaging
- imaging
- print/media
- promotion

Sell
Brand Experience
- store environment
- associate training
- jcp.com execution


Ambrielle™
a sensual indulgence for every body





JCPenney





JCPenney


Ambrielle


Ambrielle
Essentials
Natural Support
Comfortable Fit
Understated



JCPenney


Building a Power Brand at JCPenney
Ambrielle Brand Development Process
Listen
Conceive
Design
Source
Market
Sell
Assess Opportunity
- consumer research
- competitve review
- "white space"
Brand Definition
- lifestyle alignment
- assortment plan
- pricing/promotion
Concept/Design
- collection
- silhouette
- fabrication
- flow strategy
Production
- placement
- quality assurance
- shipping
Messaging
- imaging
- print/media
- promotion
Brand Experience
- store environment
- associate training
- jcp.com execution
Ambrielle
a sensual indulgence for every body

10 Great Reasons to shop at JCPenney

JCP Exclusive Concepts



American Living

Global Brand Concepts by Polo Ralph Lauren



Sephora inside JCPenney

SEPHORA THE BEAUTY AUTHORITY

JCP Power Brands



Ambrielle



ChrisMadden. JCPenney homecollection



a.n.a A NEW APPROACH



ST. JOHN'S BAY



THE ORIGINAL ARIZONA JEAN COMPANY



STAFFORD



cooks JCPenney homecollection



WORTHINGTON


JCPenney
Every Day Matters™
jcp.com
S M T F S


JCPenney
Every Day Matters™
jcp.com

S	M	T	W	TH	F	S
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					


$355
$419
$617
$811

JCPenney

JCPenney

JCPenney

S	M	T	W	TH	F	S
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					





JCPenney


cribs
bedding
nursery décor
tips & advice
find more at jcp.com
jcp baby solutions
jcp baby solutions


find more at jcp.com


find more at jcp.com
jcp baby solutions


cribs
bedding
nursery décor
tips & advice
find more at jcp.com
jcp baby solutions
jcp baby solutions


find more at jcp.com
jcp baby solutions


cribs
bedding
nursery décor
tips & advice
find more at jcp.com
jcp baby solutions
jcp baby solutions


JCPenney Every Day Matters
jcp.com
customer service
order tracking
shopping bag
0 items
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store locator
online catalogs
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women
lingerie
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window
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gifts + registry
search:
GO
shop from our catalogs:
enter item #
GO
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helpful tips and advice to get you in-the-know
jcp babysolutions
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WEAR ALL SCHOOL YEAR
EXCELLENT VALUES





JCPenney


JCPenney Every Day Matters
jcp.com
customer service
order tracking
shopping bag
store locator
online catalogs
today's store ad
0 items
subtotal: $0.00
women
lingerie
juniors
SEPHORA
jewelry
shoes
men
kids + baby
bed + bath
window
furniture
home accents
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swim
gifts + registry
search:
shop from our catalogs:
enter item #
kids + baby
baby
baby's room
boys
girls
shoes
kids' rooms
toys
kids + baby shops
spring into summer sale
brands
dress-up
school uniforms
girls
boys
shoes
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outlet
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> kids + baby > school uniforms
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your year-round uniform headquarters
girls
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shoes
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store locator
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credit card
about us
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22	23	24	25	26	27	28
29	30					

S	M	T	W	TH	F	S
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
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JCPenney


Touchpoints
Touchpoints
Touchpoints
Touchpoints
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S	M	T	W	TH	F	S
1	2	3	4	5	6	
8	9	10	11	12	13	14
15	16	17	18	19	20	21
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29	30					



JCPenney



Every Day Matters™

jcp.com




JCPenney
Every Day Matters™
jcp.com

S	M	T	W	TH	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

JCPenney
Every Day Matters
jcp.com



JCPenney


JCPenney cares and would greatly appreciate your feedback.
Please complete our on-line survey and receive a coupon for
15% off
your next purchase*
To complete the survey, log on to
www.JCPSurvey.com
Only one survey per household may be completed in any 30-day period.
Now, please indicate your satisfaction with...
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Next
15% OFF
your next regular-, sale, or clearance-priced purchase
Offer valid through 4/19/2007

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10%

JCPenney

JCPenney®

Every Day Matters™

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JCPenney®

Every Day Matters™

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liz&co.

workFORCE

MANAGEMENT TOOLS

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JCPenney

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Forecast Results
Current Forecast Value
Adjusted Value
Original Forecast
Last Year
%Last Year
Absolute Modify
Percent Modify
%

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liz&co.


Vista Ridge Mall
JCP
Carrollton
Alliance Town Center
JCP
DFW
Airport
North Richland Hills
Irving
North East Mall
JCP
Ridgmar Mall
JCP
Arlington
Fort Worth
The Parks Mall
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Grand Prairie
Cedar Hill Village
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Burleson Town Center
JCP


JCPenney
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SEPHORA
THE JEWELRY STORE


check out
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HOBBY LOBBY
JCPenney
Belk
NATIONAL THEATER
NATIONAL BOOK STORE
NATIONAL SPORTING GOODS STORE
CHEDDERS
BEST BUY
NATIONAL FURNITURE STORE

JCPenney

JCPenney®

Every Day Matters™

jcp.com







Ambrielle™



ChrisMadden™
JCPenney **home**collection



a.n.a®
A NEW APPROACH



St. John's Bay®



THE ORIGINAL
ARIZONA
JEAN COMPANY®



STAFFORD®



cooks
JCPenney **home**collection



WORTHINGTON®